Exhibit 10.18

                                NOTICE OF BREACH
                                       OF
                               MATERIAL CONDITION


      Pursuant to section 10.2 of the license agreement between Whistler Investments, Inc. (name changed to Hybrid Technologies, Inc.) and RV Systems, Inc. dated October 10, 2003;

WHISTLER INVESTMENTS, INC (name changed to HYBRID TECHNOLOGIES, INC) hereby gives 60 days notice to RV SYSTEMS, Inc to remedy, cure and deliver fully functioning and completed prototypes in development under the 2 & 3 wheel license.


                                    /s/ Holly Roseberry


                                    Holly Roseberry President
                                    Hybrid Technologies, Inc.


                               DATED: July 2, 2005